CrowdStrike Reports Fourth Quarter and Fiscal Year 2025 Financial Results

•Ending ARR grows 23% year-over-year to reach $4.24 billion, adding $224 million in net new ARR in Q4
•Achieves full year subscription revenue of $3.76 billion, growing 31% year-over-year
•Delivers record full year operating cash flow of $1.38 billion and record full year free cash flow of $1.07 billion

AUSTIN, Texas - March 4, 2025 -- CrowdStrike Holdings, Inc. (Nasdaq: CRWD), today announced financial results for the fourth quarter and fiscal year 2025, ended January 31, 2025.

"Delivering $224 million of net new ARR, which brings our ending ARR to $4.24 billion, places us firmly on the flight path to our $10 billion ending ARR goal,” said George Kurtz, CrowdStrike’s Founder and CEO. “As businesses of all sizes rapidly adopt AI, stopping the breach necessitates cybersecurity’s AI-native platform. We are seeing strong momentum in our Next-Gen SIEM, Cloud Security, and Identity Protection businesses, surpassing $1.3 billion in combined ending ARR. With 97% gross retention and accounts adopting Falcon Flex adding over $1 billion of in-quarter deal value, customers are increasingly consolidating on the Falcon platform as their AI-native SOC for today and tomorrow."

Commenting on the company's financial results, Burt Podbere, CrowdStrike's chief financial officer, added, "We achieved fourth quarter results above all guided metrics. The fundamental strengths of our business reflected in our strong customer retention, accelerating module adoption, and multiple large growth opportunities, give us confidence in our ability to achieve our target model by fiscal year 2029 and deliver long-term profitable growth."

Fourth Quarter Fiscal 2025 Financial Highlights

•Revenue: Total revenue was $1.06 billion, a 25% increase, compared to $845.3 million in the fourth quarter of fiscal 2024. Subscription revenue was $1.01 billion, a 27% increase, compared to $795.9 million in the fourth quarter of fiscal 2024.

•Annual Recurring Revenue (ARR) grew 23% year-over-year to $4.24 billion as of January 31, 2025, of which $224.3 million was net new ARR added in the quarter.

•Subscription Gross Margin: GAAP subscription gross margin was 77%, compared to 78% for the fourth quarter of fiscal 2024. Non-GAAP subscription gross margin was 80% for both the fourth quarter of fiscal 2025 and 2024.

•Income/Loss from Operations: GAAP loss from operations was $85.3 million, compared to income of $29.7 million in the fourth quarter of fiscal 2024. Non-GAAP income from operations was $217.3 million, compared to $213.1 million in the fourth quarter of fiscal 2024.

•Net Income/Loss Attributable to CrowdStrike: GAAP net loss attributable to CrowdStrike was $92.3 million, compared to net income of $53.7 million in the fourth quarter of fiscal 2024. GAAP net loss per share attributable to CrowdStrike, diluted was $0.37, compared to income of $0.22 in the fourth quarter of fiscal 2024. Non-GAAP net income attributable to CrowdStrike was $260.9 million, compared to $236.2 million in the fourth quarter of fiscal 2024. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $1.03, compared to $0.95 in the fourth quarter of fiscal 2024.

•Cash Flow: Net cash generated from operations was $345.7 million, compared to $347.0 million in the fourth quarter of fiscal 2024. Free cash flow was $239.8 million, compared to $283.0 million in the fourth quarter of fiscal 2024.

•Cash and Cash Equivalents was $4.32 billion as of January 31, 2025.

Full Year Fiscal 2025 Financial Highlights

•Revenue: Total revenue was $3.95 billion, a 29% increase, compared to $3.06 billion in fiscal 2024. Subscription revenue was $3.76 billion, a 31% increase, compared to $2.87 billion in fiscal 2024.

•Subscription Gross Margin: GAAP subscription gross margin was 78% for both fiscal 2025 and 2024. Non-GAAP subscription gross margin was 80% for both fiscal 2025 and 2024.

•Income/Loss from Operations: GAAP loss from operations was $120.4 million, compared to $2.0 million in fiscal 2024. Non-GAAP income from operations was $837.7 million, compared to $660.3 million in fiscal 2024.

•Net Income/Loss Attributable to CrowdStrike: GAAP net loss attributable to CrowdStrike was $19.3 million, compared to income of $89.3 million in fiscal 2024. GAAP net loss per share attributable to CrowdStrike, diluted, was $0.08, compared to income of $0.37 in fiscal 2024. Non-GAAP net income attributable to CrowdStrike was $987.6 million, compared to $751.8 million in fiscal 2024. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $3.93, compared to $3.09 in fiscal 2024.

•Cash Flow: Net cash generated from operations was $1.38 billion, compared to $1.17 billion in fiscal 2024. Free cash flow was $1.07 billion, compared to $938.2 million in fiscal 2024.

Recent Highlights

•CrowdStrike’s module adoption rates grew to 67%, 48%, 32%, and 21% for five or more, six or more, seven or more and eight or more modules, respectively, as of January 31, 20251.

•Announced the general availability of Charlotte AI Detection Triage, a major breakthrough in agentic AI-driven security operations.

•Launched CrowdStrike Insider Risk Services, a comprehensive set of offerings designed to help organizations detect and prevent insider threats from negligent employees, malicious insiders and sophisticated adversaries.

•Expanded leadership in hybrid identity protection with Falcon Identity Protection for Microsoft Entra ID.

•Recognized as a Customers’ Choice in the 2024 Gartner Peer Insights™ ‘Voice of the Customer for Managed Detection and Response' report2.

•Achieved 100% detection, 100% protection and 100% accuracy in the 2024 SE Labs Enterprise Advanced Security (EDR) Ransomware Test3.

•Announced the findings of a Total Economic Impact™ (TEI) study4 conducted by Forrester Consulting, in which it was found using Falcon Identity Protection achieved a 310% return on investment, with a payback period of under six months and $1.26 million in total benefits over three years.

•Named a Leader in The Forrester Wave™: Managed Detection And Response Services, Q1 20255.

•Announced CrowdStrike’s leadership across multiple Frost & Sullivan reports, with Adaptive Shield named the Leader in the 2024 Frost Radar™ for SaaS Security Posture Management (SSPM)6, recognized as a Leader in the 2024 Frost Radar™ for Cloud-Native Application Protection Platforms (CNAPP)7 for the third consecutive year, and awarded Frost & Sullivan’s Best Practice Company of the Year award in the MDR market.

•Named a Leader in the 2024 GigaOm Radar Report for Container Security8 and named a Leader and Outperformer in the 2024 GigaOm Radar Report for Ransomware Prevention9.

•Named an Overall Leader in KuppingerCole's 2024 Leadership Compass for MDR10.

•Achieved Federal Risk and Authorization Management Program (FedRAMP) authorization for Falcon Next-Gen SIEM, Falcon for IT, Falcon Data Protection and Falcon Exposure Management.

•Achieved the C5 (Cloud Computing Compliance Criteria Catalogue) certification, established by the German Federal Office for Information Security (BSI).

•Became the first cloud-native cybersecurity ISV to exceed $1 billion in annual AWS Marketplace sales, named the Amazon Web Services (AWS) 2024 Global Security Partner of the Year and announced an expanded integration with AWS, helping to secure end-to-end AI innovation in the cloud.

•Announced partnership with Oracle Cloud Infrastructure.

Changes in Presentation of Non-GAAP Measures

Effective in presenting periods starting on and after February 1, 2025, the beginning of CrowdStrike's fiscal year ending January 31, 2026, CrowdStrike will present employer payroll taxes related to employee stock-based award transactions as part of stock-based compensation expense in the GAAP to Non-GAAP Reconciliation. These payroll taxes will be excluded from CrowdStrike's non-GAAP results as they are tied to the timing and size of the vesting or exercise of the underlying stock-based awards and the price of CrowdStrike's common stock at the time of vesting or exercise, which may vary from period to period independent of the operating performance of CrowdStrike's business. Employer payroll taxes related to employee stock-based award transactions amounted to $42.2 million in fiscal 2025.

Also effective in presenting periods starting on and after February 1, 2025, CrowdStrike will use a long-term projected non-GAAP tax rate of 22.5% for the purpose of determining non-GAAP net income attributable to CrowdStrike and non-GAAP net income attributable to CrowdStrike per share to provide better consistency across interim reporting periods in fiscal 2026 and beyond. Given the significant growth of the company's business and non-GAAP operating income, CrowdStrike believes this change is necessary to better reflect the performance of its business. CrowdStrike will continue to assess the appropriateness of the non-GAAP tax rate on a regular basis, which could be subject to change for a variety of reasons, including the rapidly evolving global tax environment, significant changes in the company's geographic earnings mix, or other changes to its strategy or business operations. The estimated impact of the non-GAAP tax rate of 22.5% to the outlook for non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted, is $(0.19) and $(0.98) at the midpoint for Q1 FY26 and full year FY26, respectively.

Please refer to the "Financial Outlook" section of this press release below for the company's Q1 FY26 and full year FY26 guidance.

Financial Outlook

CrowdStrike is providing the following guidance for the first quarter of fiscal 2026 (ending April 30, 2025) and guidance for fiscal year 2026 (ending January 31, 2026).

Guidance for non-GAAP financial measures excludes stock-based compensation expense and related employer payroll taxes, amortization expense of acquired intangible assets (including purchased patents), amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, July 19 Incident related costs and (recoveries), net, acquisition-related provision (benefit) for income taxes, losses (gains) and other income from strategic investments, acquisition-related expenses (credits), net, and losses (gains) from deferred compensation assets. The company has not provided the most directly comparable GAAP measures because certain items are out of the company's control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP income from operations, non-GAAP net income attributable to CrowdStrike, and non-GAAP net income per share attributable to CrowdStrike common stockholders is not available without unreasonable effort.

	Q1 FY26 Guidance	Full Year FY26 Guidance
Total revenue	$1,100.6 - $1,106.4 million	$4,743.5 - $4,805.5 million
Non-GAAP income from operations	$173.1 - $180.0 million	$944.2 - $985.1 million
Non-GAAP net income attributable to CrowdStrike	$162.1 - $167.5 million	$851.2 - $883.0 million
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.64 - $0.66	$3.33 - $3.45
Weighted average shares used in computing non-GAAP net income per share attributable to common stockholders, diluted	254 million	256 million

Please refer to the "Changes in Presentation of Non-GAAP Measures" section of this press release above for information regarding changes to the methodologies used to calculate Q1 FY26 and full year FY26 guidance.

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.
Conference Call Information
CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the fourth quarter and fiscal year 2025 and outlook for its fiscal first quarter and fiscal year 2026 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	March 4, 2025
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Webcast link:	crowdstrike-q4-and-fy25-financial-results-conference-call.open-exchange.net/registration
Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding CrowdStrike’s future growth, and future financial and operating performance, including CrowdStrike’s financial outlook for the fiscal first quarter and fiscal year 2026, and beyond. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: risks associated with the content configuration update CrowdStrike released on July 19, 2024 for its Falcon sensor that resulted in system crashes for certain Windows systems (the “July 19 Incident”); risks associated with managing CrowdStrike’s rapid growth; CrowdStrike’s ability to identify and effectively implement necessary changes to address execution challenges; risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; CrowdStrike's ability to respond to an intensely competitive market; length and unpredictability of sales cycles; CrowdStrike’s ability to attract new and retain existing customers; CrowdStrike’s ability to successfully integrate acquisitions; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscriptions and support; CrowdStrike’s ability to collaborate and integrate its products with offerings from other parties to deliver benefits to customers; industry trends; rapidly evolving technological developments in the market for security products and subscription and support offerings; and general market, political, economic, and business conditions, including those related to a deterioration in macroeconomic conditions, inflation, geopolitical uncertainty and conflicts, public health crises and volatility in the banking and financial services sector.

Additional risks and uncertainties that could affect CrowdStrike’s financial results are included in the filings CrowdStrike makes with the Securities and Exchange Commission (“SEC”) from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including CrowdStrike’s most recently filed Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q, and subsequent filings.

Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to CrowdStrike as of the date hereof, and CrowdStrike does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information

CrowdStrike believes that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to CrowdStrike’s financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures” section of this press release.

Channels for Disclosure of Information

CrowdStrike intends to announce material information to the public through the CrowdStrike Investor Relations website ir.crowdstrike.com, SEC filings, press releases, public conference calls, and public webcasts. CrowdStrike uses these channels, as well as social media and its blog, to communicate with its investors, customers, and the public about the company, its offerings, and other issues. It is possible that the information CrowdStrike posts on social media and its blog could be deemed to be material information. As such, CrowdStrike encourages investors, the media, and others to follow the channels listed above, including the social media channels listed on CrowdStrike’s investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which CrowdStrike will announce information will be posted on the investor relations page on CrowdStrike’s website.

Definition of Module Adoption Rates

1.Module adoption rates are calculated by taking the total number of customers with five or more, six or more, seven or more, and eight or more modules, respectively, divided by the total number of subscription customers (excluding Falcon Go customers). Falcon Go customers are defined as customers who have subscribed with the Falcon Go bundle, a package designed for organizations with 100 endpoints or less.

Reports Referenced and Disclaimers
2. Gartner®, Voice of the Customer for Managed Detection and Response (MDR), 28 November 2024, Peer Contributors
3. SE Labs Enterprise Advanced Security (EDR) Ransomware Test, January 2025

4. The Total Economic Impact™ (TEI) study conducted by Forrester Consulting on behalf of CrowdStrike. The results are based on a composite organization representative of interviewed customers.
5. The Forrester Wave™: Managed Detection And Response Services, Q1 2025
6. Frost Radar™: SaaS Security Posture Management (SSPM), 2024
7. Frost Radar™ for Cloud-Native Application Protection Platforms (CNAPP), 2024
8. GigaOm Radar for Container Security, 10 December 2024
9. GigaOm Radar for Ransomware Prevention, 5 December 2024
10. KuppingerCole Leadership Compass for Managed Detection & Response (MDR), 4 December 2024

Gartner Peer Insights content consists of the opinions of individual end users based on their own experiences, and should not be construed as statements of fact, nor do they represent the views of Gartner or its affiliates. Gartner does not endorse any vendor, product or service depicted in this content nor makes any warranties, expressed or implied, with respect to this content, about its accuracy or completeness, including any warranties of merchantability or fitness for a particular purpose.

The Gartner content described herein (the “Gartner Content”) represents research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and is not a representation of fact. Gartner Content speaks as of its original publication date (and not as of the date of this earnings release, and the opinions expressed in the Gartner Content are subject to change without notice.

GARTNER is a registered trademark and service mark of Gartner, Inc. and/or its affiliates in the U.S. and internationally, and PEER INSIGHTS is a registered trademark of Gartner, Inc. and/or its affiliates and are used herein with permission. All rights reserved.

About CrowdStrike Holdings
CrowdStrike (Nasdaq: CRWD), a global cybersecurity leader, has redefined modern security with the world’s most advanced cloud-native platform for protecting critical areas of enterprise risk – endpoints and cloud workloads, identity, and data.

Powered by the CrowdStrike Security Cloud and world-class AI, the CrowdStrike Falcon® platform leverages real-time indicators of attack, threat intelligence, evolving adversary tradecraft, and enriched telemetry from across the enterprise to deliver hyper-accurate detections, automated protection and remediation, elite threat hunting, and prioritized observability of vulnerabilities.

Purpose-built in the cloud with a single lightweight-agent architecture, the Falcon platform delivers rapid and scalable deployment, superior protection and performance, reduced complexity, and immediate time-to-value.

CrowdStrike: We stop breaches.
For more information, please visit: ir.crowdstrike.com

© 2025 CrowdStrike, Inc. All rights reserved. CrowdStrike and CrowdStrike Falcon are marks owned by CrowdStrike, Inc. and are registered in the United States and other countries. CrowdStrike owns other trademarks and service marks and may use the brands of third parties to identify their products and services.
Investor Relations Contact
CrowdStrike Holdings, Inc.
Maria Riley, Vice President of Investor Relations
investors@crowdstrike.com
669-721-0742
Press Contact
CrowdStrike Holdings, Inc.
Jake Schuster, Senior Director, Public Relations & Media Strategy
press@crowdstrike.com
###

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
Revenue
Subscription	$1,008,316	$795,947	$3,761,480	$2,870,557
Professional services	50,222	49,388	192,144	184,998
Total revenue	1,058,538	845,335	3,953,624	3,055,555
Cost of revenue
Subscription (1)(2)	229,641	175,509	835,509	630,745
Professional services (1)	44,349	33,063	155,972	124,978
Total cost of revenue	273,990	208,572	991,481	755,723
Gross profit	784,548	636,763	2,962,143	2,299,832
Operating expenses
Sales and marketing (1)(2)(4)(6)	409,504	290,357	1,523,356	1,140,566
Research and development (1)(2)(3)(4)(6)	315,142	213,998	1,076,901	768,497
General and administrative (1)(2)(3)(4)(5)(6)	145,203	102,737	482,316	392,764
Total operating expenses	869,849	607,092	3,082,573	2,301,827
Income (loss) from operations	(85,301)	29,671	(120,430)	(1,995)
Interest expense(7)	(6,664)	(6,422)	(26,311)	(25,756)
Interest income	46,597	41,685	196,174	148,930
Other income (expense),net(8)(9)	(1,095)	3,616	5,101	1,638
Income (loss) before provision for income taxes	(46,463)	68,550	54,534	122,817
Provision for income taxes(10)	46,268	13,609	71,130	32,232
Net income (loss)	(92,731)	54,941	(16,596)	90,585
Net income (loss) attributable to non-controlling interest	(449)	1,242	2,675	1,258
Net income (loss) attributable to CrowdStrike	$(92,282)	$53,699	$(19,271)	$89,327
Net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	$(0.37)	$0.22	$(0.08)	$0.37
Diluted	$(0.37)	$0.22	$(0.08)	$0.37
Weighted-average shares used in computing net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	246,933	240,856	244,750	238,637
Diluted	246,933	247,936	244,750	243,635
_____________________________

(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
Subscription cost of revenue	$24,331	$13,311	$73,592	$43,886
Professional services cost of revenue	10,011	6,282	31,126	22,302
Sales and marketing	69,585	46,083	235,499	175,808
Research and development	113,153	62,142	337,620	205,896
General and administrative	55,451	48,454	187,584	183,627
Total stock-based compensation expense	$272,531	$176,272	$865,421	$631,519
(2)Includes amortization of acquired intangible assets, including purchased patents, as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
Subscription cost of revenue	$6,153	$4,819	$21,976	$15,560
Sales and marketing	846	602	2,654	2,085
Research and development	—	—	—	468
General and administrative	340	82	1,374	303
Total amortization of acquired intangible assets	$7,339	$5,503	$26,004	$18,416
(3)Includes acquisition-related expenses, net as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
Research and development	$—	$—	$477	$750
General and administrative	1,475	428	5,550	3,632
Total acquisition-related expenses, net	$1,475	$428	$6,027	$4,382
(4)Includes mark-to-market adjustments on deferred compensation liabilities as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
Sales and marketing	$147	$125	$331	$92
Research and development	51	81	253	61
General and administrative	—	31	27	23
Total mark-to-market adjustments on deferred compensation liabilities	$198	$237	$611	$176
(5)Includes legal reserve and settlement charges as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
General and administrative	$—	$1,000	$—	$7,797
Total legal reserve and settlement charges	$—	$1,000	$—	$7,797

(6)Includes July 19 Incident related costs, net such as legal fees, remediation costs, sensor testing costs, and insurance receivables among others, as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
Sales and marketing	$3,214	$—	$21,396	$—
Research and development	2,230	—	6,780	—
General and administrative	15,564	—	31,886	—
Total July 19 Incident related costs, net	$21,008	$—	$60,062	$—
(7)Includes amortization of debt issuance costs and discount as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
Interest expense	$546	$546	$2,186	$2,186
Total amortization of debt issuance costs and discount	$546	$546	$2,186	$2,186
(8)Includes gains (losses) and other income (expense) from strategic investments as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
Other income (loss), net	$(898)	$2,485	$5,350	$2,516
Total gains (losses) and other income (expense) from strategic investments	$(898)	$2,485	$5,350	$2,516
(9)Includes gains on deferred compensation assets as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
Other income, net	$198	$237	$611	$176
Total gains on deferred compensation assets	$198	$237	$611	$176
(10)Includes provision (benefit) for income taxes related to acquisitions as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
Provision (benefit) for income taxes	$49,883	$—	$49,883	$(615)
Total provision (benefit) for income taxes	$49,883	$—	$49,883	$(615)

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	January 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$4,323,295	$3,375,069
Short-term investments	—	99,591
Accounts receivable, net of allowance for credit losses	1,128,564	853,105
Deferred contract acquisition costs, current	347,042	246,370
Prepaid expenses and other current assets	314,444	183,172
Total current assets	6,113,345	4,757,307
Strategic investments	72,544	56,244
Property and equipment, net	788,640	620,172
Operating lease right-of-use assets	42,763	48,211
Deferred contract acquisition costs, noncurrent	500,908	335,933
Goodwill	912,805	638,041
Intangible assets, net	133,114	114,518
Other long-term assets	137,459	76,094
Total assets	$8,701,578	$6,646,520
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$130,887	$28,180
Accrued expenses	191,349	125,896
Accrued payroll and benefits	319,243	234,624
Operating lease liabilities, current	13,811	14,150
Deferred revenue	2,733,005	2,270,757
Other current liabilities	72,755	23,672
Total current liabilities	3,461,050	2,697,279
Long-term debt	743,983	742,494
Deferred revenue, noncurrent	995,672	783,342
Operating lease liabilities, noncurrent	31,107	36,230
Other liabilities, noncurrent	150,849	50,086
Total liabilities	5,382,661	4,309,431
Commitments and contingencies
Stockholders’ Equity
Common stock, Class A and Class B	124	121
Additional paid-in capital	4,367,070	3,364,328
Accumulated deficit	(1,078,107)	(1,058,836)
Accumulated other comprehensive loss	(9,593)	(1,663)
Total CrowdStrike Holdings, Inc. stockholders’ equity	3,279,494	2,303,950
Non-controlling interest	39,423	33,139
Total stockholders’ equity	3,318,917	2,337,089
Total liabilities and stockholders’ equity	$8,701,578	$6,646,520

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Year Ended January 31,
	2025	2024
Operating activities
Net income (loss)	$(16,596)	$90,585
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	187,952	126,838
Amortization of intangible assets	26,004	18,416
Amortization of deferred contract acquisition costs	318,837	238,901
Non-cash operating lease cost	15,283	13,398
Stock-based compensation expense	865,421	631,519
Deferred income taxes	(9,903)	(3,387)
Realized gains on strategic investments	(6,321)	(3,936)
Accretion of short-term investments purchased at a discount	2,285	(2,285)
Non-cash interest expense	3,763	3,173
Change in fair value of strategic investments	1,000	1,459
Changes in operating assets and liabilities, net of impact of acquisitions
Accounts receivable, net	(274,219)	(217,699)
Deferred contract acquisition costs	(584,484)	(371,649)
Prepaid expenses and other assets	(190,232)	(102,520)
Accounts payable	84,939	(18,898)
Accrued expenses and other liabilities	218,518	14,586
Accrued payroll and benefits	85,873	65,102
Operating lease liabilities	(15,657)	(14,035)
Deferred revenue	669,264	696,639
Net cash provided by operating activities	1,381,727	1,166,207
Investing activities
Purchases of property and equipment	(254,852)	(176,529)
Capitalized internal-use software and website development costs	(58,969)	(49,457)
Purchases of strategic investments	(19,702)	(17,177)
Proceeds from sales of strategic investments	12,507	2,000
Business acquisitions, net of cash acquired	(310,257)	(239,030)
Purchases of intangible assets	—	(11,126)
Purchases of short-term investments	—	(195,581)
Proceeds from maturities and sales of short-term investments	97,300	348,281
Purchases of deferred compensation investments	(2,721)	(2,031)
Proceeds from the sale of deferred compensation investments	106	—
Net cash used in investing activities	(536,588)	(340,650)
Financing activities
Proceeds from issuance of common stock upon exercise of stock options	3,983	8,695
Proceeds from issuance of common stock under the employee stock purchase plan	99,616	76,375
Distributions to non-controlling interest holders	(4,891)	—
Capital contributions from non-controlling interest holders	8,500	8,088
Net cash provided by financing activities	107,208	93,158

Effect of foreign exchange rates on cash, cash equivalents and restricted cash	(5,278)	1,958

Net increase in cash, cash equivalents and restricted cash	947,069	920,673

Cash, cash equivalents and restricted cash, at beginning of period	3,377,597	2,456,924
Cash, cash equivalents and restricted cash, at end of period	$4,324,666	$3,377,597

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
GAAP subscription revenue	$1,008,316	$795,947	$3,761,480	$2,870,557
GAAP professional services revenue	50,222	49,388	192,144	184,998
GAAP total revenue	$1,058,538	$845,335	$3,953,624	$3,055,555

GAAP subscription gross profit	$778,675	$620,438	$2,925,971	$2,239,812
Stock based compensation expense	24,331	13,311	73,592	43,886
Amortization of acquired intangible assets	6,153	4,819	21,976	15,560
Non-GAAP subscription gross profit	$809,159	$638,568	$3,021,539	$2,299,258

GAAP subscription gross margin	77%	78%	78%	78%
Non-GAAP subscription gross margin	80%	80%	80%	80%

GAAP professional services gross profit	$5,873	$16,325	$36,172	$60,020
Stock based compensation expense	10,011	6,282	31,126	22,302
Non-GAAP professional services gross profit	$15,884	$22,607	$67,298	$82,322

GAAP professional services gross margin	12%	33%	19%	32%
Non-GAAP professional services gross margin	32%	46%	35%	44%

Total GAAP gross margin	74%	75%	75%	75%
Total Non-GAAP gross margin	78%	78%	78%	78%

GAAP sales and marketing operating expenses	$409,504	$290,357	$1,523,356	$1,140,566
Stock based compensation expense	(69,585)	(46,083)	(235,499)	(175,808)
Amortization of acquired intangible assets	(846)	(602)	(2,654)	(2,085)
Mark-to-market adjustments on deferred compensation liabilities	(147)	(125)	(331)	(92)
July 19 Incident related costs, net	(3,214)	—	(21,396)	—
Non-GAAP sales and marketing operating expenses	$335,712	$243,547	$1,263,476	$962,581

GAAP sales and marketing operating expenses as a percentage of revenue	39%	34%	39%	37%
Non-GAAP sales and marketing operating expenses as a percentage of revenue	32%	29%	32%	32%

GAAP research and development operating expenses	$315,142	$213,998	$1,076,901	$768,497
Stock based compensation expense	(113,153)	(62,142)	(337,620)	(205,896)
Amortization of acquired intangible assets	—	—	—	(468)
Acquisition-related expenses, net	—	—	(477)	(750)
Mark-to-market adjustments on deferred compensation liabilities	(51)	(81)	(253)	(61)
July 19 Incident related costs, net	(2,230)	—	(6,780)	—
Non-GAAP research and development operating expenses	$199,708	$151,775	$731,771	$561,322

GAAP research and development operating expenses as a percentage of revenue	30%	25%	27%	25%
Non-GAAP research and development operating expenses as a percentage of revenue	19%	18%	19%	18%

GAAP general and administrative operating expenses	$145,203	$102,737	$482,316	$392,764
Stock based compensation expense	(55,451)	(48,454)	(187,584)	(183,627)
Acquisition-related expenses, net	(1,475)	(428)	(5,550)	(3,632)
Amortization of acquired intangible assets	(340)	(82)	(1,374)	(303)
Mark-to-market adjustments on deferred compensation liabilities	—	(31)	(27)	(23)
Legal reserve and settlement charges	—	(1,000)	—	(7,797)
July 19 Incident related costs, net	(15,564)	—	(31,886)	—
Non-GAAP general and administrative operating expenses	$72,373	$52,742	$255,895	$197,382

GAAP general and administrative operating expenses as a percentage of revenue	14%	12%	12%	13%
Non-GAAP general and administrative operating expenses as a percentage of revenue	7%	6%	6%	6%

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
GAAP income (loss) from operations	$(85,301)	$29,671	$(120,430)	$(1,995)
Stock based compensation expense	272,531	176,272	865,421	631,519
Amortization of acquired intangible assets	7,339	5,503	26,004	18,416
Acquisition-related expenses, net	1,475	428	6,027	4,382
Mark-to-market adjustments on deferred compensation liabilities	198	237	611	176
Legal reserve and settlement charges	—	1,000	—	7,797
July 19 Incident related costs, net	21,008	—	60,062	—
Non-GAAP income from operations	$217,250	$213,111	$837,695	$660,295

GAAP operating margin	(8)%	4%	(3)%	—%
Non-GAAP operating margin	21%	25%	21%	22%

GAAP net income (loss) attributable to CrowdStrike	$(92,282)	$53,699	$(19,271)	$89,327
Stock based compensation expense	272,531	176,272	865,421	631,519
Amortization of acquired intangible assets	7,339	5,503	26,004	18,416
Acquisition-related expenses, net	1,475	428	6,027	4,382
Amortization of debt issuance costs and discount	546	546	2,186	2,186
Mark-to-market adjustments on deferred compensation liabilities	198	237	611	176
Legal reserve and settlement charges	—	1,000	—	7,797
July 19 Incident related costs, net	21,008	—	60,062	—
Provision (benefit) for income taxes[1]	49,883	—	49,883	(615)
Losses (gains) and other income from strategic investments attributable to CrowdStrike	449	(1,242)	(2,675)	(1,258)
Gains on deferred compensation assets	(198)	(237)	(611)	(176)
Non-GAAP net income attributable to CrowdStrike	$260,949	$236,206	$987,637	$751,754
Weighted-average shares used in computing GAAP basic net income (loss) per share attributable to CrowdStrike common stockholders	246,933	240,856	244,750	238,637

GAAP basic net income (loss) per share attributable to CrowdStrike common stockholders	$(0.37)	$0.22	$(0.08)	$0.37

GAAP diluted net income (loss) per share attributable to CrowdStrike common stockholders	$(0.37)	$0.22	$(0.08)	$0.37
Stock-based compensation	1.08	0.71	3.44	2.59
Amortization of acquired intangible assets	0.03	0.02	0.10	0.08
Acquisition-related expenses, net	0.01	—	0.02	0.02
Amortization of debt issuance costs and discount	—	—	0.01	0.01
Mark-to-market adjustments on deferred compensation liabilities	—	—	—	—
Legal reserve and settlement charges	—	—	—	0.03
July 19 Incident related costs, net	0.08	—	0.24	—
Provision (benefit) for income taxes[1]	0.20	—	0.20	—
Losses (gains) and other income from strategic investments attributable to CrowdStrike	—	(0.01)	(0.01)	(0.01)
Gains on deferred compensation assets	—	—	—	—
Other (2)	—	0.01	0.01	—
Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	$1.03	$0.95	$3.93	$3.09
Weighted-average shares used to calculate Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	253,281	247,936	251,385	243,635
____________________________
(1)CrowdStrike uses its GAAP provision for income taxes for the purpose of determining its non-GAAP income tax expense. The tax costs for intellectual property integration relating to acquisitions are included in the GAAP provision for income taxes. The income tax benefits related to stock-based compensation, amortization of acquired intangibles assets, including purchased patents, acquisition related expenses, amortization of debt issuance costs and discount, gains and other income from strategic investments attributable to CrowdStrike, July 19 Incident related costs and (recoveries), net, and legal reserve and settlement charges or benefits included in the GAAP provision for income taxes were not material for all periods presented. Please refer to the "Changes in Presentation of Non-GAAP Measures" section of this press release above for information regarding changes to the methodologies that will be used to calculate non-GAAP measures for periods starting on and after February 1, 2025.
(2)For periods in which CrowdStrike had diluted non-GAAP net income per share attributable to CrowdStrike common stockholders, the sum of the impact of individual reconciling items may not total to diluted Non-GAAP net income per share attributable to CrowdStrike common stockholders because of rounding differences.

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2025	2024	2025	2024
GAAP net cash provided by operating activities	$345,722	$347,016	$1,381,727	$1,166,207
Purchases of property and equipment	(87,211)	(52,584)	(254,852)	(176,529)
Capitalized internal-use software and website development costs	(17,703)	(10,852)	(58,969)	(49,457)
Purchases of deferred compensation investments	(906)	(569)	(2,721)	(2,031)
Proceeds from the sales of deferred compensation investments	(65)	—	(106)	—
Free cash flow	$239,837	$283,011	$1,065,079	$938,190

GAAP net cash provided by (used in) investing activities	$(325,019)	$20,395	$(536,588)	$(340,650)
GAAP net cash provided by financing activities	$46,386	$33,460	$107,208	$93,158

GAAP net cash provided by operating activities as a percentage of revenue	33%	41%	35%	38%
Purchases of property and equipment as a percentage of revenue	(8)%	(6)%	(6)%	(6)%
Capitalized internal-use software and website development costs as a percentage of revenue	(2)%	(1)%	(1)%	(2)%
Purchases of deferred compensation investments as a percentage of revenue	—%	—%	—%	—%
Proceeds from the sale of deferred compensation investments	—%	—%	—%	—%
Free cash flow margin	23%	33%	27%	31%
###

Explanation of Non-GAAP Financial Measures

In addition to determining results in accordance with U.S. generally accepted accounting principles (“GAAP”), CrowdStrike believes the following non-GAAP measures are useful in evaluating its operating performance. CrowdStrike uses the following non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. CrowdStrike believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and facilitates period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to CrowdStrike’s overall operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in CrowdStrike’s industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of CrowdStrike’s non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate CrowdStrike’s business.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

CrowdStrike defines non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense, and amortization of acquired intangible assets

Non-GAAP Income from Operations

CrowdStrike defines non-GAAP income from operations as GAAP income (loss) from operations excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, and July 19 Incident related costs and (recoveries), net.

Non-GAAP Net Income Attributable to CrowdStrike

The company defines non-GAAP net income attributable to CrowdStrike as GAAP net income (loss) attributable to CrowdStrike excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, July 19 Incident related costs and (recoveries), net, acquisition-related provision (benefit) for income taxes, losses (gains) and other income from strategic investments, and losses (gains) on deferred compensation assets.

Non-GAAP Net Income per Share Attributable to CrowdStrike Common Stockholders, Diluted

CrowdStrike defines non-GAAP net income per share attributable to CrowdStrike common stockholders, as non-GAAP net income attributable to CrowdStrike divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially dilutive common stock equivalents outstanding during the period.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that CrowdStrike defines as net cash provided by operating activities less purchases of property and equipment, capitalized internal-use software and website development costs, purchases of deferred compensation investments, and proceeds from sale of deferred compensation investments. CrowdStrike monitors free cash flow as one measure of its overall business performance, which enables CrowdStrike to analyze its future performance without the effects of non-cash items and allow CrowdStrike to better understand the cash needs of its business. While CrowdStrike believes that free cash flow is useful in evaluating its business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by operating activities in accordance with GAAP. The utility of free cash flow as a measure of CrowdStrike’s liquidity is further limited as it does not represent the total increase or decrease in CrowdStrike’s cash balance for any given period. In addition, other companies, including companies in CrowdStrike's industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.
Explanation of Operational Measures

Annual Recurring Revenue

ARR is calculated as the annualized value of CrowdStrike’s customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that CrowdStrike is negotiating a renewal with a customer after the expiration of the subscription, CrowdStrike continues to include that revenue in ARR if CrowdStrike is actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies CrowdStrike that it is not renewing its subscription.

Magic Number

Magic Number is calculated by performing the following calculation for the most recent four quarters and taking the average: annualizing the difference between a quarter’s Subscription Revenue and the prior quarter’s Subscription Revenue, and then dividing the resulting number by the previous quarter’s Non-GAAP Sales & Marketing Expense. Magic Number = Average of previous four quarters: ((Quarter GAAP Subscription Revenue – Prior Quarter GAAP Subscription Revenue) x 4) / Prior Quarter Non-GAAP Sales & Marketing Expense.

Free Cash Flow Rule of 40

Free cash flow rule of 40 is calculated by taking the current quarter total revenue year over year growth rate percentage and summing it with the current quarter free cash flow margin percentage.

Dollar-Based Gross Retention Rate

Dollar-based gross retention rate as of the period end is calculated by starting with the ARR from all subscription customers as of 12 months prior to such period, or Prior Period ARR. Then deduct from the Prior Period ARR any ARR from subscription customers who are no longer customers as of the current period end, or Current Period Remaining ARR. Then divide the total Current Period Remaining ARR by the total Prior Period ARR to arrive at our dollar-based gross retention rate, which is the percentage of ARR from all subscription customers as of the year prior that is not lost to customer churn.